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SCHEDULE 14A
(Rule 14A-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934)

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
Scherer Healthcare, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SCHERER HEALTHCARE, INC.
120 Interstate North Parkway, S.E.
Suite 305
Atlanta, Georgia 30339

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 12, 2001

    NOTICE HEREBY IS GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Scherer Healthcare, Inc. (the "Company") will be held in the Princeton Hall Room at 4403 Northside Parkway, Atlanta, Georgia 30327, on Wednesday, September 12, 2001, at 10:00 a.m., local time, for the purposes of considering and voting upon the following matters:

  1.
  A proposal to elect five directors to serve until the 2002 Annual Meeting of Stockholders.

  2.
  Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

    Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on July 20, 2001, are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors.
/s/ ROBERT P. SCHERER, JR. Robert P. Scherer, Jr. Chairman of the Board, President and Chief Executive Officer
Atlanta, Georgia July 23, 2001

IMPORTANT

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

SCHERER HEALTHCARE, INC.
120 Interstate North Parkway, S.E.
Suite 305
Atlanta, Georgia 30339

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 12, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

Stockholders Meeting

    This Proxy Statement is furnished to the stockholders of Scherer Healthcare, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2001 Annual Meeting of Stockholders and at any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting will be held in the Princeton Hall Room at 4403 Northside Parkway, Atlanta, Georgia 30327, on Wednesday, September 12, 2001, at 10:00 a.m., local time.

    The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is July 30, 2001.

Stockholders Entitled to Vote

    The securities that can be voted on at the Annual Meeting consist of common stock of the Company, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of common stock who are entitled to receive notice of and to vote at the Annual Meeting is July 20, 2001. On the record date, approximately 4,323,130 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.

Counting of Votes

    The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, all votes "FOR" and instructions to withhold authority to vote will be used.

    In voting with regard to the proposal to elect directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve the proposal to elect directors is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, votes that are withheld will not be counted and will have no effect in the election of directors.

    Under the rules of the New York and American Stock Exchanges (the "Exchanges") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals that are considered "discretionary" proposals under the rules of the Exchanges. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. Such "broker non-votes" will not be considered in determining whether a quorum exists at the Annual Meeting and will not be considered as votes cast in determining the outcome of any proposal.

    As of July 20, 2001 (the record date for the Annual Meeting), the current directors and executive officers of the Company owned or controlled the power to vote approximately 2,851,378 shares of common stock of the Company eligible to be voted at the meeting, constituting approximately 64.1% of the outstanding common stock. The Company believes that the holders of more than a majority of the common stock outstanding on the record date will vote all of their shares of common stock in favor of the election of the director nominees and, therefore, that the presence of a quorum and the election of the director nominees is reasonably assured.

Proxies

    Stockholders should specify their choices with regard to the election of the director nominees on the enclosed proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted thereon. In the absence of such instructions, the shares represented by a signed and dated proxy card will be voted "FOR" the election of all director nominees. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

    Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, at 120 Interstate North Parkway, S.E., Suite 305, Atlanta, Georgia 30339, by executing and delivering to the Secretary of the Company a proxy card bearing a later date or by voting in person at the Annual Meeting; provided, however, that under the rules of the Exchanges, any beneficial owner of the Company's common stock whose shares are held in street name by a member brokerage firm may revoke his proxy and vote his shares in person at the Annual Meeting only in accordance with applicable rules and procedures of the Exchanges.

    In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, officers and employees in person and by telephone or facsimile. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

SHARE OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's common stock as of March 31, 2001, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's common stock, (ii) each member of the Company's Board of Directors and each nominee to serve on the Board of Directors, (iii) the executive officer of the Company named in the Summary Compensation Table herein (the "named executive officer"), and (iv) all current directors and executive officers of the Company as a group, based in each case on information furnished to the Company by such persons or entities. The Company believes that each of the named individuals and group has sole voting and investment power with regard to the shares shown except as otherwise noted.

Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class
Robert P. Scherer, Jr. Chairman of the Board, President, Chief Executive Officer, Director and Principal Stockholder	2,641,168	(2)	60.4%
RPS Investments, Inc. Principal Stockholder	1,244,234.5		28.8
Settlement Voting Trust	562,738.5	(2)(3)	13.0
SunTrust Bank Principal Stockholder	340,212	(4)	7.9
Stephen Lukas, Sr. Director	3,000		*
Kenneth H. Robertson Director	3,000		*
Joel M. Segal Director	129,210		3.0
William J. Thompson Director	75,000	(5)	1.7
All current directors and executive officers as a group (6 persons)	2,851,378	(6)	64.1

*
Indicates beneficial ownership of less than one percent.

(1)
Beneficial ownership as reported in the table has been determined in accordance with Securities Exchange Commission regulations and, as a result, certain outstanding shares are deemed to be beneficially owned by more than one person or entity.

(2)
The shares shown as owned by Mr. Scherer include 1,244,234.5 shares owned by RPS Investments, Inc. As chairman and the sole stockholder of RPS Investments, Inc., Mr. Scherer is deemed to be the beneficial owner of the shares. The shares shown also include 562,738.5 shares that Mr. Scherer holds as trustee of a Settlement Voting Trust for the benefit of his adult children. Mr. Scherer is entitled to vote the shares held in the Settlement Voting Trust. The shares shown also include 340,212 shares that Mr. Scherer holds as co-trustee with SunTrust Bank of a residuary trust for the benefit of his family. Voting and investment power is shared with regard to such shares. The shares shown as owned by Mr. Scherer also include 50,000 shares that Mr. Scherer may acquire upon exercise of outstanding stock options. The address of Mr. Scherer, RPS Investments, Inc., and the Settlement Voting Trust is 4403 Northside Parkway, Suite 1103, Atlanta, Georgia 30327

(3)
The shares shown are held in a Settlement Voting Trust for the benefit of Mr. Scherer's four adult children with Mr. Scherer as trustee. Mr. Scherer is entitled to vote the shares held in the Settlement Voting Trust. See Note (2) above.

(4)
The shares shown are beneficially owned by SunTrust Bank as co-trustee with Mr. Scherer of a residuary trust for the benefit of Mr. Scherer's family and voting and investment power is shared with Mr. Scherer, co-trustee of the residuary trust. See Note (2) above. SunTrust Bank's address is 25 Park Place, N.E., Atlanta, Georgia 30303.

(5)
Mr. Thompson may acquire the shares shown upon exercise of outstanding stock options.

(6)
The shares shown include 2,147,185 shares with respect to which voting or investment power is shared and 125,000 shares that may be acquired upon exercise of outstanding stock options, as described in the Notes above.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

    The Board of Directors has set the authorized number of directors of the Company at five and nominated Stephen Lukas, Sr., Kenneth H. Robertson, Robert P. Scherer, Jr., Joel M. Segal, and William J. Thompson for re-election as directors at the 2001 Annual Meeting. Each of the nominees currently is a director of the Company. If re-elected as directors at the Annual Meeting, each of such persons would serve until the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified. There are no family relationships between any of the directors or executive officers of the Company.

    Each of the nominees has consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

    The Board of Directors unanimously recommends that the stockholders vote "FOR" the Proposal to elect Stephen Lukas, Sr., Kenneth H. Robertson, Robert P. Scherer, Jr., Joel M. Segal, and William J. Thompson as directors until the 2002 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Information Concerning the Nominees for Director

    Set forth below is certain biographical information[do not need date, but it should be updated as far as practicable], regarding the five nominees for director, including their ages and principal occupations (which have continued for at least the past five years unless otherwise noted).

Stephen Lukas, Sr.

  Mr. Lukas, 75, has been president and director of Vienna Woods Limited, a family holding company located in Ontario, Canada, since 1974. He has been president and director of Omnipharm S.A., a holding company located in Geneva, Switzerland, since January 1998. He has been a director of Galena A.S., a pharmaceutical manufacturing company located in the Czech Republic, since 1994. From 1992 to December 1997, Mr. Lukas was president, chief executive officer, and a director of Goldcaps, Inc., a subsidiary of IVAX Corporation that is engaged in the production and marketing of soft gelatin capsules. He also served as vice president, business development of IVAX Corporation from January 1993 to December 1997. Mr. Lukas has been a director of the Company since 1989.

Kenneth H. Robertson

  Mr. Robertson, 66, has been managing member of Robertson & Partners LLC, a private investment company, since January 1997. From 1987 to December 1999, he was chief executive officer of Conference-Call USA, Inc., which derives its revenue from conference call services, video conferencing, voice messaging and reselling international long distance. He was chairman of Conference-Call USA, Inc. from 1988 to 1996. Mr. Robertson also was financial managing partner of Print Marketing Concepts L.P., which published television program guides for newspapers, from 1984 to 1996. In addition, Mr. Robertson has been the principal owner and developer of a self-storage warehouse and business incubator operation in Chicago, Illinois, since 1977. He has been a director of the Company since 1980 and served as vice president of the Company in 1980 and as president from July 1981 to June 1983.

Robert P. Scherer, Jr.

  Mr. Scherer, 68, has been chairman of the Board of Directors and chief executive officer of the Company since February 1995 and president since May 1998. Mr. Scherer has been a director of the Company since 1977. He has been chairman of the board of directors and chief executive officer of RPS Investments, Inc. since its formation in January 1980. He was chairman of the board of directors and chief executive officer of Marquest Medical Products, Inc. ("Marquest") from 1995 until July 1997. Marquest was a majority owned subsidiary of the Company until its sale in July 1997.

Joel M. Segal

  Mr. Segal, 67, has been a director of the Company since September 23, 2000. Prior to his retirement in February 1999, Mr. Segal had been the executive vice president of McCann-Encloan, Inc., an advertising company.

William J. Thompson

  Mr. Thompson, 67, has been a director of the Company since 1984. Mr. Thompson was the president and chief operating officer of the Company from 1984 to July 1997. Mr. Thompson was a director of Marquest from 1993, and its president and chief operating officer from 1995, in each case until the Company's sale of Marquest in July 1997.

Board of Directors Meetings and Committees

    The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the bylaws of the Company, the Board of Directors has the authority to establish an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating Committee.

    The Executive Committee, during intervals between meetings of the Board, may exercise the powers of the Board of Directors, except with regard to a limited number of matters, which include amending the Certificate of Incorporation or bylaws of the Company, declaring a dividend or authorizing the issuance of capital stock of the Company, adopting an agreement of merger or consolidation on behalf of the Company, and recommending to the stockholders of the Company a sale of substantially all of the assets of the Company or the dissolution of the Company. All actions of the Executive Committee are submitted for review and ratification by the full Board of Directors. Currently, the Board of Directors has not established an Executive Committee.

    The Compensation Committee is responsible for determining the compensation of the directors, officers and employees of the Company and for administering the Company's employee benefit plans. See "Executive Compensation—Stock Option Plans" herein. The Compensation Committee is composed of Messrs. Robertson and Segal.

    The Audit Committee is responsible for reviewing the adequacy of the Company's system of internal financial controls, recommending to the Board of Directors the appointment of the independent auditor and evaluating the proposed scope of the independent auditor's audit, evaluating the independent auditor's performance and fee arrangement, conducting a post-audit review of the Company's financial statements and audit findings in advance of publication, and reviewing in advance proposed changes in the Company's accounting methods. The Audit Committee is comprised of Messrs. Robertson, Segal and Thompson.

    The Nominating Committee identifies individuals as nominees for election as directors and officers of the Company. The full Board of Directors currently serves as the Nominating Committee.

    During the fiscal year ended March 31, 2001, the Board of Directors met six times, the Compensation Committee did not meet and did not grant any options during fiscal year 2001 and the

Audit Committee met once. Each of the current directors of the Company attended all of the meetings of the Board of Directors and committees on which he served. During intervals between meetings, the directors engage in informal discussions among themselves and management of the Company regarding the business and operations of the Company and, in some instances, take action by consent in lieu of a meeting. During fiscal 2001, the Board of Directors took action by unanimous consent without a meeting two times.

Report of the Audit Committee

    The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

    As set forth in more detail in the Audit Committee charter which is attached as Appendix A to this Proxy Statement, the Audit Committee's primary responsibilities include:

  •
  oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation;
  •
  oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning with the Corporation; and
  •
  oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

    The Audit Committee recommends the selection of the Company's independent auditors to the Boar d of Directors and meets with the Company's independent auditors to discuss the scope and to review the results of the annual audit.

    The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's Charter. To carry out its responsibilities, the Audit Committee met one time during fiscal 2001.

    Each of the directors who serve on this committee is "Independent" for purposes of the National Association of Securities Dealers, Inc.'s listing standards. That is, the Board of Directors has determined that each of the members of the Audit Committee does not have any relationship to the Company that may interfere with the Audit Committee's independence from the Company and its management.

    The Audit Committee has reviewed the Company's consolidated financial statements and met with both management and Arthur Andersen LLP, the Company's independent auditors, to discuss those consolidated financial statements. Management has represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles.

    The Audit Committee has received from and discussed with Arthur Andersen LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee has also discussed with Arthur Andersen LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve inclusion of the Company's audited financial statements in the

Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
William J. Thompson, Chairman Kenneth H. Robertson Joel M. Segal

Compensation of Directors

    Directors who are not employees of the Company are paid $10,000 per year, and all directors are reimbursed for reasonable expenses incurred in attending meetings. The Company pays its directors in equal quarterly installments.

Executive Compensation

    The following table summarizes the compensation paid or accrued by the Company during the fiscal years ended March 31, 2001, 2000, and 1999, to the Company's chief executive officer. No other person who served as an executive officer during fiscal 2001 had compensation for fiscal 2001 that exceeded $100,000.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options
Robert P. Scherer, Jr.(1) Chairman of the Board, President and Chief Executive Officer	2001 2000 1999	$149,994 $151,148 —	— — —	— — —	— — —

(1)
The Board of Directors elected Mr. Scherer as chairman of the Board of Directors and chief executive officer in February 1995 and as president in May 1998. Mr. Scherer did not receive salary or bonus compensation from the Company during fiscal 1999.

    The Company's executive officers also participate in the Company's incentive stock option plans. See "Stock Option Plans" below.

Stock Option Plans

General

    The Company maintains the Scherer Healthcare, Inc. 1994 Stock Incentive Plan (the "1994 Stock Option Plan") to attract and retain key executive personnel, directors and advisors, and to encourage their continued employment with and service to the Company. The Company previously maintained the Scherer Healthcare, Inc. 1987 Stock Option Plan, the 1987 Long-Term Incentive Plan and the 1988 Stock Option Plan. The 1994 Stock Option Plan is the only plan with options available for future grant.

Option Exercises

    The following table sets forth the number of shares of common stock acquired upon the exercise of options by the named executive officer during the fiscal year ended March 31, 2001, including the aggregate value of gains on the date of exercise. The table also sets forth (i) the number of shares covered by unexercised options (both exercisable and unexercisable) as of March 31, 2001, and (ii) the respective value of "in-the-money" options, which represents the positive spread between the exercise price of existing options and the fair market value of the Company's common stock at March 30, 2001.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Shares Acquired On Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert P. Scherer, Jr.	—	—	50,000	—	$84,250	—

(1)
Based on the fair market value of the Company's common stock as of March 30, 2001 (the last trading day of the Company's fiscal year), of $3.375 per share as reported on the Nasdaq National Market, less the exercise price payable upon exercise of such options.

Long-Term Incentive Plan Awards

    No awards were made by the Company under any long-term incentive plan during the year ended March 31, 2001.

Limitation of Liability and Indemnification of Officers and Directors

    The Company's Certificate of Incorporation provides that the liability of the Company's directors for monetary damages shall be eliminated to the fullest extent permissible under Delaware law and that the Company shall indemnify its directors, officers, employees and agents to the fullest extent permitted under Delaware law. The Company's Certificate of Incorporation provides that its directors will not be personally liable to the Company or any stockholder for monetary damages for breach of fiduciary duty as a director, except if the director:

  •
  is liable under Section 174 of the Delaware General Corporation Law;
  •
  has breached the director's duty of loyalty to the Company or its stockholders
  •
  has acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, has acted in a manner involving intentional misconduct or a knowing violation of law; or
  •
  has derived an improper personal benefit.

    If Delaware law is amended to provide for further limitations or to reduce the limitations on the personal liability of directors of corporations for breach of duty to care or other duty as a director, then the personal liability of the directors will be so further limited to the greatest extent permitted by Delaware law.

    We maintain a directors' and officers' liability insurance policy.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

    The following non-employee directors were members of the Compensation Committee of the Board of Directors during 2000: Messrs. Robertson and Segal. None of the members of the Compensation Committee is an executive officer of the Company.

Compensation Committee Report on Executive Compensation

    The Compensation Committee of the Board of Directors of the Company is composed of Kenneth H. Robertson and Joel M. Segal. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to compensation policies. The Compensation Committee approves the compensation of executive officers paid by the Company and determines their compensation. The Compensation Committee is also responsible for the granting and administration of stock options. The Company did not provide any compensation to Mr. Scherer during fiscal 1999. The Company began to pay Mr. Scherer an annual salary of $150,000 effective in April 1999.

    The Compensation Committee has furnished the following report for fiscal 2001:

Compensation Philosophy

    The objectives of the Company's executive compensation program are to provide a level of compensation which will attract, retain, and motivate executives capable of achieving long-term success for the Company's stockholders in terms of increasing Company and stockholder value.

Executive Officer Compensation

    General. There are three main components of the executive compensation program: (i) base salary; (ii) potential annual cash bonus; and (iii) periodic awards of stock options or other equity participation to encourage achievement over time and to align executive officer and stockholder interests. Executive officers are eligible for the same benefits, including group health, life, and disability insurance and participation in the Scherer Healthcare, Inc. 401(k) Retirement and Savings Plan, as are available generally to the Company's and its subsidiaries' non-union employees. Perquisites provided to executive officers are not material.

    Annual Salary. The Compensation Committee determines the salary of the executive officers, with the objective of assuring that salary levels are competitive. The salary levels are determined by considering duties and responsibilities of the officers and their impact upon the operations and the growth in value of the Company. The level of equity or potential equity participation in the Company is considered in establishing compensation levels.

    Incentive Compensation. The Compensation Committee determines any incentive compensation on an annual basis. The Compensation Committee determines bonus awards on a subjective basis, taking into account activities and accomplishments for the fiscal year. The Compensation Committee has not granted any bonus awards to the named executive officer for fiscal 2001.

    Stock Option Awards. Stock options are granted to executive officers and to other employees on a periodic basis, with vesting over several years. Awards are made at a level which is considered to provide a meaningful incentive to the executive officers.

Compensation of the Chief Executive Officer

    Robert P. Scherer, Jr. serves as the chairman of the Board of Directors, president and chief executive officer of the Company. Prior to April 1999, the Company did not pay any salary or bonus to Mr. Scherer. Beginning in April 1999, the Company began paying Mr. Scherer a salary of $150,000 per year. The Compensation Committee annually reviews the performance and compensation of the chief executive officer based on the assessment of his past performance and its expectation of his future contributions to the Company's performance. The Compensation Committee believes the compensation paid to Mr. Scherer in fiscal 2001 was reasonable.

Compensation Committee
Kenneth H. Robertson Joel M. Segal

Stockholder Return Performance Graph

    The Company's common stock is listed for trading on The Nasdaq National Market under the symbol "SCHR." The price information reflected for the Company's common stock in the following performance graph and accompanying table is based upon the closing sales prices of the common stock on the dates indicated as reported by Nasdaq assuming a $100 investment on March 31, 1996. The performance graph compares the Company's cumulative total stockholder return with the Nasdaq Stock Market Total Return Index and the Nasdaq Health Services Stock Index. The graph assumes that the value of the investment in each index was $100 on March 31, 1996. The stockholder return reflected below for the five year historical period may not be indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG SCHERER HEALTHCARE, INC.,

THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ HEALTH SERVICES INDEX

	1996	1997	1998	1999	2000	2001
Scherer Healthcare, Inc.	$100	$52	$80	$75	$77	$75
Nasdaq Stock Market (US)	$100	$111	$168	$228	$423	$169
Nasdaq Health Services	$100	$89.40	$108	$75	$70	$84

*
$100 invested on 3/31/96 in stock or index—including reinvestment of dividends. Fiscal year ending March 31.

Compliance with Section 16(A) of the Securities Exchange Act of 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and persons who own more than 10% of the Company's common stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Company's common stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National

Association of Securities Dealers, Inc. Directors, executive officers and persons owning more than 10% of the Company's common stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for those persons, the Company believes that during the fiscal year ended March 31, 2001, all filing requirements applicable to its directors, executive officers and owners of more than 10% of its common stock were complied with in a timely manner except that Donald P. Zima filed a late Form 3 and Joel M. Segal filed a late Form 3.

Information Regarding Our Independent Accountants

    On June 15, 2001, the Board of Directors approved the appointment of Arthur Andersen LLP as the independent accountants of the Company for the fiscal year ended March 31, 2002. The appointment of this firm was recommended to the Board of Directors by the Audit Committee. Arthur Andersen LLP has been the Company's independent accountants since 1970.

    A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

Audit Fees

    The aggregate fees billed by Arthur Andersen LLP for professional services rendered in connection with the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001, as well as for the review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q during the fiscal year ended March 31, 2001 totaled $76,500.

Financial Information Systems Design and Implementation Fees

    No fees other than those described above under the caption "Audit Fees" and those described below under "All Other Fees" were billed to the Company by Arthur Andersen LLP for professional services in the fiscal year ended March 31, 2001.

All Other Fees

    The aggregate fees billed by Arthur Andersen LLP for professional services rendered other than as stated above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation of Fees" totaled $49,000 in fiscal 2001. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Arthur Andersen LLP.

Stockholders' Proposals for the 2002 Annual Meeting

    Proposals of stockholders, including nominations for the Board of Directors, intended to be represented at the 2002 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Atlanta, Georgia, on or before May 14, 2002, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. Any stockholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such stockholder, (iv) the dates on which the stockholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the stockholder in the proposal, (vii) a statement in support of the proposal and (viii) any other information required by the rules and regulations of the Securities and Exchange Commission.

Other Matters that May Come Before the Annual Meeting

    The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

Atlanta, Georgia July 23, 2001
BY ORDER OF THE BOARD OF DIRECTORS,
/s/ ROBERT P. SCHERER, JR. Robert P. Scherer, Jr. Chairman of the Board, President, and Chief Executive Officer

    The Company's 2001 Annual Report, which includes audited financial statements, has been mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

APPENDIX A

SCHERER HEALTHCARE, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.  PURPOSE

    The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

  •
  Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning with the Corporation.

  •
  Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

    The Audit Committee shall meet at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson may determine to meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV below.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.
Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter, and to cause the document to be published at least once every three years in accordance with the rules and regulations of the Securities and Exchange Commission.

2.
Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61") regarding the quality of the Corporation's policies and financial reporting.

3.
Review with management and the independent accountants the Corporation's quarterly financial statements prior to the release of earnings and/or prior to the filing of the Corporation's quarterly financial statements, including a discussion with the independent accountants of the matters required to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants

4.
Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountant's review of the financial statements and controls of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5.
Oversee independence of the accountants by:

•
receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standing 1 ("ISB No. 1");

•
reviewing and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

•
recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

Financial Reporting Process

6.
In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

7.
Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

8.
Establish regular systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

9.
Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

Legal Compliance/General

10.
Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

11.
Make reports and recommendations within the scope of its functions, including whether to include the audited financial statements in the Corporation's Annual Report filed with the Securities and Exchange Commission, through its Chairperson to the Board following meetings of the Audit Committee.

12.
Maintain minutes or other records of meetings and activities of the Audit Committee.

REVOCABLE PROXY

COMMON STOCK
SCHERER HEALTHCARE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

  The undersigned hereby appoints Donald P. Zima and Debra Poston, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock of Scherer Healthcare, Inc. (the "Company") which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of the Company, to be held in the Princeton Hall Room at 4403 Northside Parkway, Atlanta, Georgia, on September 12, 2001, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, as indicated on the reverse side hereof with respect to all matters set forth in the Proxy Statement dated July 23, 2001, and all supplements and amendments thereto, and in their discretion upon all matters incident to the conduct of such Annual Meeting and all matters presented at the Annual Meeting but which are not known to the Board of Directors of the Company at the time of the solicitation of this proxy. The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned to vote at the Annual Meeting or any adjournment or postponement thereof.

  The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Secretary of the Company a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person. If the undersigned withdraws this proxy in the manner described above and prior to the Annual Meeting does not submit a duly executed and later dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of common stock of the Company owned of record by the undersigned as of the record date (July 20, 2001).

Please complete, date and sign on reverse side and mail this proxy card in the enclosed postage-paid envelope.

  Please mark, date, and sign this proxy card on the reverse side exactly as your name(s) appear(s) hereon. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

Scherer Healthcare, Inc.

Mark box at right if an address change or comment has been noted on the reverse side of this card	/ /
Mark box at right if you plan to attend the Annual Meeting	/ /

The Board of Directors recommends a vote "FOR" the Proposal listed below.

1.	Elect as directors the five nominees listed below to serve until the 2002 Annual Meeting of Stockholders and until their successors are elected and qualified (except as marked to the contrary below).
/ /	FOR ALL NOMINEES listed (except as marked to the contrary below).
/ /	WITHHOLD AUTHORITY to vote for all nominees listed below.

  Stephen Lukas, Sr., Kenneth H. Robertson, Robert P. Scherer, Jr., Joel M. Segal and William J. Thompson

  INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

Signature
Signature, if shares held jointly
Date

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 12, 2001
IMPORTANT
SHARE OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
Summary Compensation Table
Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values
Stockholder Return Performance Graph
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
APPENDIX A SCHERER HEALTHCARE, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER